Employee Severance Benefits	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Employee Severance Benefits
18.	Employee Severance Benefits

In 2018, 2019 and 2020, employee severance benefits that were recorded as employee compensation under general and administrative expenses in the statements of comprehensive income were $0.3 million, $1.5 million and $0.1 million, respectively.

In 2019 and 2020, the employee severance benefits that were recorded under selling and marketing expenses in the statements of comprehensive income were $14 thousand and $16 thousand, respectively. The Company did not record employee severance benefits under selling and marketing expenses in 2018.